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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12
RIGEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 2, 2005

DEAR STOCKHOLDER:

        You are cordially invited to attend the Annual Meeting of Stockholders of RIGEL PHARMACEUTICALS, INC., a Delaware corporation (the "Company"). The meeting will be held on Thursday, June 2, 2005 at 10:00 a.m. local time at Rigel's executive offices, located at 1180 Veterans Boulevard, South San Francisco, California 94080 for the following purposes:

  1.
  To elect three directors to hold office until the 2008 Annual Meeting of Stockholders.

  2.
  To approve the Company's 2000 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,275,000 shares, to eliminate the Board's ability to reprice options without stockholder approval, to clarify that the plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, to clarify that the plan allows for options to be "net exercised," to increase the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant, and to eliminate the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our Board prior to December 2nd of the applicable year.

  3.
  To approve the Company's 2000 Non-Employee Directors' Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 225,000 shares, to increase the number of shares of common stock subject to the annual option grant to each non-employee director under the plan to 10,000 shares from 1,667 shares, to increase the number of shares of common stock subject to the initial option grant to each new non-employee director under the plan to 20,000 shares from 6,667 shares, to eliminate the Board's ability to reprice options without stockholder approval, to clarify that the plan allows for options to be "net exercised," to provide that shares not issued pursuant to a "net exercise" will not be available for future issuance and to amend the vesting schedule.

  4.
  To ratify the selection by the Audit Committee of the Board of Directors of Ernst and Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005.

  5.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is April 22, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

James H. Welch Secretary
South San Francisco, California May 3, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

June 2, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of RIGEL PHARMACEUTICALS, INC. (sometimes referred to as the "Company" or Rigel) is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about May 3, 2005 to all stockholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

        Only stockholders of record at the close of business on April 22, 2005 will be entitled to vote at the annual meeting. On this record date, there were 19,871,198 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on April 22, 2005 your shares were registered directly in your name with Rigel's transfer agent, Wells Fargo Bank, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on April 22, 2005 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting.

However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

        There are four matters scheduled for a vote:

  •
  Election of three directors;

  •
  Approval of a proposed 2,275,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan, as amended, the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, clarifying that the plan allows for the "net exercise" of options, increasing the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant and the elimination of the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our Board prior to December 2nd of the applicable year;

  •
  Approval of a proposed 225,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Non-Employee Directors' Stock Option Plan, a proposed 8,333 share increase in the number of shares of common stock subject to the annual option grant to each non-employee director under the plan, a proposed 13,333 share increase in the number of shares of common stock subject to the initial option grant to each new non-employee director under the plan, the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the "net exercise" of options, provide that shares not issued pursuant to a "net exercise" will not be available for future issuance and the amendment of the vesting schedule; and

  •
  Ratification of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005.

HOW DO I VOTE?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-560-1965 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 noon, Central Time, on June 1, 2005 to be counted.

  •
  To vote on the Internet, go to http://www.econsent.com/rigl to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 noon, Central Time, on June 1, 2005 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Rigel. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

WE PROVIDE INTERNET PROXY VOTING TO ALLOW YOU TO VOTE YOUR SHARES ON-LINE, WITH PROCEDURES DESIGNED TO ENSURE THE AUTHENTICITY AND CORRECTNESS OF YOUR PROXY VOTE INSTRUCTIONS. HOWEVER, PLEASE BE AWARE THAT YOU MUST BEAR ANY COSTS ASSOCIATED WITH YOUR INTERNET ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES.

HOW MANY VOTES DO I HAVE?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of April 22, 2005.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all three nominees for director; "For" a 2,275,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan and the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, clarifying that the plan allows for the "net exercise" of options, increasing the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant and the elimination of the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our Board prior to December 2nd of the applicable year; "For" a 225,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Non-Employee Directors' Stock Option Plan, an 8,333 share increase in the number of shares of common stock subject to the annual option grant to each non-employee director under the plan, an 13,333 share increase in the number of shares of common stock subject to the initial option grant to each non-employee director, the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the "net exercise" of options, provide that shares not issued pursuant to a "net exercise" will not be available for future issuance and the amendment of the vesting schedule; and "For" ratification of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and The Altman Group may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but The Altman Group will be paid its customary fee of approximately $6,500, plus out-of-pocket expenses and $4.75 per call, if it solicits proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to Rigel's Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 30, 2005, to Rigel's Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so between February 2, 2006 and March 4, 2006. You are also advised to review Rigel's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

HOW ARE VOTES COUNTED?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

  •
  For the election of directors, the three nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  To be approved, Proposal No. 2, a 2,275,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan and the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, clarifying that the plan allows for the "net exercise" of options, increasing the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant and the elimination of the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our Board prior to December 2nd of the applicable year must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3, a 225,000 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Non-Employee Directors' Stock Option Plan, an 8,333 share increase in the number of shares of common stock subject to the annual option grant to each non-employee director under the plan, an 13,333 share increase in the number of shares of common stock subject to the initial option grant to each new non-employee director, the elimination of the Board's ability to reprice options without stockholder approval, clarifying that the plan allows for the "net exercise" of options, provide that shares not issued pursuant to a "net exercise" will not be available for future issuance and the amendment of the vesting schedule under the plan, must receive a "For" vote from the majority of the shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 4, ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

WHAT IS THE QUORUM REQUIREMENT?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 19,871,198 outstanding and entitled to vote. Thus, 9,935,600 must be represented by stockholders present at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

        Rigel's Board of Directors is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors presently has nine members. There are three directors in the class whose term of office expires in 2005. Each of the nominees listed below, except for Hollings C. Renton, is currently a director of the Company who was previously elected by the stockholders. Mr. Renton was identified as a candidate by Nicholas J. Simon III and recommended for election to the Company's Board by our Nominating Committee. If elected at the annual meeting, each of these nominees would serve until the 2008 annual meeting and until his or her successor is elected and has qualified, or until the director's death, resignation or removal.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

        Walter H. Moos, PhD, age 50, joined us as a director in March 1997. In March 2005, Dr. Moos joined SRI International, an independent nonprofit research institute, as head of the biosciences division. From 1997 to 2004, Dr. Moos served as the Chairman and Chief Executive Officer of MitoKor, Inc., a biotechnology company. From 1991 to 1997, he served as Corporate Vice President and Vice President, Research and Development in the Technologies Division of Chiron Corporation, a biotechnology company. From 1982 to 1991, Dr. Moos held several positions at the Parke-Davis Pharmaceutical Research Division of the Warner-Lambert Company, last holding the position of Vice President, Neuroscience and Biological Chemistry. He has been an Adjunct Professor at the University of California, San Francisco, since 1992. Dr. Moos serves on the board of directors of MIGENIX Inc., (formed through the merger of MitoKor Inc. and Micrologix Biotech Inc.), a biotechnology company. Dr. Moos holds an AB from Harvard University and a PhD in chemistry from the University of California, Berkeley.

        Hollings C. Renton, age 58, joined us as a director in January 2004. Since June 2000, Mr. Renton has served as Chairman of the Board of Onyx Pharmaceuticals, Inc., where he has also served as President and Chief Executive Officer since March 1993 and a director since April 1992. Prior to joining Onyx, Mr. Renton was the President and Chief Operating Officer of Chiron Corporation. He assumed that position in 1991 on Chiron's acquisition of Cetus Corporation, where he had been President since 1990 and Chief Operating Officer since 1987. He joined Cetus in 1981 and was Chief Financial Officer from 1983 to 1987. He holds an MBA from the University of Michigan and a BS in mathematics from Colorado State University. Mr. Renton also serves as a member of the boards of directors of Cepheid, the Biotechnology Industry Organization (BIO), and Special Olympics Northern California.

        Stephen A. Sherwin, MD, age 56, joined us as a director in March 2000. Since March 1990, he has served as Chief Executive Officer and director of Cell Genesys, Inc., and as Chairman of the Board of Cell Genesys since March 1994. From March 1990 to August 2001, Dr. Sherwin held the additional position of President of Cell Genesys. From 1983 to 1990, Dr. Sherwin held various positions at Genentech Inc., a biopharmaceutical company, most recently as Vice President, Clinical Research. Dr. Sherwin currently serves as Chairman of the Board of Ceregene, Inc., a former subsidiary of Cell Genesys, which he co-founded in 2001, and as a director of Neurocrine Biosciences, Inc. and the Biotechnology Industry Organization (BIO). He was also a co-founder of Abgenix, Inc., a former subsidiary of Cell Genesys. Dr. Sherwin received his MD from Harvard Medical School and his BA from Yale University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

        James M. Gower, age 56, has been our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Gower joined us as our President, Chief Executive Officer and as a member of our Board of Directors in January 1997. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent ten years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his ten years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower serves on the board of directors of Cell Genesys, Inc. He holds a BS and an MBA in operations research from the University of Tennessee.

        Donald G. Payan, MD, age 56, one of our co-founders, has been a member of our Board of Directors since July 1996 and has served as our Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1993 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan continues his association with the University of California, San Francisco, which began in 1982, where he is currently an Adjunct Professor of Medicine and Surgery. He is currently on the board of directors of Zengen, Inc., The Vaccine Company and Kinexis, Inc. Dr. Payan holds a BS and an MD from Stanford University.

        Nicholas J. Simon III, age 50, joined us as a director in June 2003. Mr. Simon has been a General Partner at MPM Capital since October 2001. Prior to joining MPM, Mr. Simon was Chief Executive Officer and Founder of Collabra Pharma, Inc., a pharmaceutical development company. Mr. Simon held several business development positions in his eleven years at Genentech including, most recently, Vice President, Business & Corporate Development. During his tenure, he completed over fifty deals including product out-licensing, strategic alliances and product acquisitions. Signature deals include the in-licensing of Rituxan and the strategic alliance with Xoma on anti-CD11. Prior to Genentech, Mr. Simon held various marketing and sales positions with several biotechnology companies including Xoma, Cooper Biomedical and Bethesda Research Laboratories. He is currently a member of the board of directors of Cotherix, Inc. Mr. Simon received a BS in Microbiology from the University of Maryland and an MBA in Marketing from Loyola College.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

        Jean Deleage, PhD, age 64, joined us as a director in January 1997. Dr. Deleage is a founder and has been a managing director of Alta Partners, a venture capital firm investing in information technologies and life science companies since 1996. In 1979 Dr. Deleage founded Burr, Egan, Deleage & Co., a venture capital firm. Dr. Deleage was a founder of Sofinnova, a venture capital organization in France, and Sofinnova, Inc., the U.S. subsidiary of Sofinnova. Dr. Deleage currently serves on the boards of directors of Kosan Biosciences, Inc. and Xcyte Therapies, Inc. Dr. Deleage received a Baccalaureate in France, a Masters Degree in electrical engineering from the Ecole Superieure d'Electricite and a PhD in economics from the Sorbonne.

        Alan D. Frazier, age 53, joined us as a director in October 1997. In 1991, Mr. Frazier founded Frazier Healthcare Ventures, a venture capital firm, and has served as the managing principal since its inception. From 1983 to 1991, Mr. Frazier served as Executive Vice President, Chief Financial Officer and Treasurer of Immunex Corporation, a biopharmaceutical company. From 1980 to 1983, Mr. Frazier was a principal in the Audit Department of Arthur Young & Company (now Ernst & Young). He also serves on the board of trustees of the Fred Hutchinson Cancer Research Center. Mr. Frazier holds a BA in economics from the University of Washington.

        Peter S. Ringrose, PhD, age 59, joined us as a director in February 2005. Dr. Ringrose's experience in the pharmaceutical industry spans more than 30 years and includes key leadership positions as Senior Vice President for Worldwide Drug Discovery and Medicinal R & D Europe at Pfizer Inc, a pharmaceutical company, and Division Director of Chemotherapy, Infectious Diseases and Molecular Sciences at the Sandoz Research Institute in Vienna, Austria. In 2002, Dr. Ringrose retired from Bristol-Myers Squibb, a pharmaceutical company, where he served as Chief Scientific Officer from January 2000 to December 2002, as well as President of the Pharmaceutical Research Institute from January 1996 to December 2002. Dr. Ringrose is currently chair of the Biotechnology and Biological Sciences Research Council (UK). He is a nonexecutive director of Cambridge Antibody Technology and Astex Technology and serves on the scientific advisory board of Cambridge Antibody Technology and Merlin Biosciences Limited. Dr. Ringrose also serves on the board of governors for the New York Academy of Sciences and is a council member of the Foundation for Science and Technology in the United Kingdom. Dr. Ringrose received a BS, an MA and a PhD from the University of Cambridge.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Independence of the Board of Directors

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for James M. Gower, Rigel's Chairman of the Board of Directors and Chief Executive Officer, and Donald G. Payan, Rigel's Executive Vice President and Chief Scientific Officer.

        As required under applicable Nasdaq listing standards, in fiscal year 2004, the Company's independent directors met four times in regularly scheduled executive sessions at which only independent directors were present.

        The Board has four committees: an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating Committee. The following table provides membership and meeting information for fiscal 2004 for each of the Board committees:

Name	Audit		Compensation		Finance	Nominating
James M. Gower					X
Donald G. Payan, MD
Jean Deleage, PhD			X		X
Alan D. Frazier	X	*			X
Dennis J. Henner, PhD(1)						X
Walter H. Moos, PhD			X	*		X
Hollings C. Renton	X
Peter S. Ringrose, PhD(2)
Stephen A. Sherwin, MD	X					X	*
Nicholas J. Simon, III			X

Total meetings in fiscal year 2004	6		4		0	1

*
Committee Chairperson

(1)
Resigned from the Board of Directors effective February 2, 2005.

(2)
Appointed to the Board of Directors effective February 2, 2005.

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

        The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing registered accounting firm or to appoint and engage a new independent public registered accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed audit, review and attest services and any permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company's audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company's quarterly financial statements; and reviews the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and rules and the Code of Conduct. Three directors comprise the Audit Committee: Messrs. Frazier and Renton and Dr. Sherwin. The Audit Committee met six times during the 2004 fiscal year. The Audit Committee has adopted a written Audit Committee Charter that is available at our website at http://www.rigel.com/rigel/audit_charter.

        The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing). The Board of Directors has determined that Messrs. Frazier and Renton qualify as "audit committee financial experts," as defined in applicable Securities and Exchange Commission rules. The Board made a qualitative assessment of Messrs. Frazier's and Renton's level of knowledge and experience based on a number of factors, including their formal education and Mr. Frazier's experience as a chief financial officer for a public reporting company and a former certified public accountant, and Mr. Renton's experience as a chief executive officer and chief financial officer for a public reporting company.

COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other members of senior management; recommends the compensation for Board members; and administers the Company's stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs. Three directors comprise the Compensation Committee: Drs. Deleage and Moos and Mr. Simon. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met four times during the 2004 fiscal year.

FINANCE COMMITTEE

        The Finance Committee of the Board of Directors was formed in September 2004. The Finance Committee reviews and approves the overall strategy, plans, policies and actions related to adjustments to the Company's capital structure, certain financing arrangements and strategic collaborations for the Company. Three directors comprise the Finance Committee: Messrs. Gower and Frazier and Dr. Deleage. Mr. Frazier and Dr. Deleage are the only members of the Company's Finance Committee who are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Finance Committee did not meet during the 2004 fiscal year.

NOMINATING COMMITTEE

        The Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company, reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, assessing the performance of the Board, including its committees, and serving as a focal point for communication between candidates for the Board, non-committee directors and the Company's management. The Nominating Committee charter can be found on our corporate website at http://www.rigel.com/rigel/nominating_charter. Two directors comprise the Nominating Committee: Drs. Moos and Sherwin. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating Committee met once during the 2004 fiscal year.

        The Nominating Committee has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors of the Company. Instead, in considering candidates for director, the Nominating Committee will generally consider all relevant factors, including among others the candidate's applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate's reputation for personal integrity and ethics and the candidate's ability to exercise sound business judgment. Other relevant factors, including diversity, age and skills, will also be considered. Candidates for director are reviewed in the context of the existing relationship of the Board of Directors (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

        The Nominating Committee uses its network of contacts (and those of other members of the Board of Directors) when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms). However, the Nominating Committee also has the power and authority to consider board nominees and proposals submitted by the Company's stockholders. All potential director candidates are evaluated based on the factors set forth above, and the Nominating Committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by stockholders or others. The Nominating Committee has established no special procedure for the consideration of director candidates recommended by stockholders.

        The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating Committee in care of Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080 at least 120 days prior to the anniversary date of the mailing of the Company's proxy statement for the last Annual Meeting of Stockholders. The deadline for nominating a director for the 2006 Annual Meeting of Stockholders is December 30, 2005. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met six times during the last fiscal year. All directors except Messrs. Renton and Simon attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

ATTENDANCE AT ANNUAL MEETING

        To date, we have not adopted a formal policy regarding director attendance at annual meetings of stockholders. As a practical matter, however, the Board of Directors typically schedules its meetings on the day of the annual meeting of stockholders and our directors, therefore, are encouraged to attend the annual meeting of stockholders. Four of our current directors attended the 2004 Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, the Nominating Committee will consider, from time to time, whether the adoption of a formal process for stockholder communications with the Board has become necessary or appropriate and, if adopted, publish it promptly and post it to the Company's website.

        Persons interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation or Nominating Committee.

CODE OF CONDUCT

        The Company has adopted the Rigel Pharmaceuticals Code of Conduct that applies to all officers, directors and employees. The Code of Conduct is available on our website at http://www.rigel.com/rigel/code in connection with "Corporate Governance" materials. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website and in a Current Report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Pursuant to a charter amended and restated on February 1, 2005, the purpose of the Audit Committee of the Board of Directors of Rigel Pharmaceuticals, Inc. (the "Company") is to act on behalf of the Board of Directors in fulfilling the Board of Directors' oversight responsibilities with respect to the Company's corporate accounting and financial reporting processes, the systems of internal accounting and financial controls and audits of financial statements, the quality and integrity of the Company's financial statements and reports and the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Audit Committee is comprised of three independent directors, and each of the members of the Audit Committee is independent as currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the listing standards of The Nasdaq Stock Market. The Audit Committee maintains a written charter that outlines its responsibilities.

        The Company's management has primary responsibility for preparing the Company's financial statements and establishing the financial reporting process. The Company's independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with United States generally accepted accounting principles.

        The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and Ernst & Young LLP. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61, as well as Ernst & Young LLP's independence. The Audit Committee received and reviewed the written disclosures and letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. We have also discussed with management the process used to support the certifications of the Chief Executive Officer and Chief Financial Officer that are required to accompany the Company's periodic filings with the Securities and Exchange Commission.

        Based on this review and these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. In addition, the Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2005 and has presented its selection to the Board of Directors to present to the stockholders for ratification.

        The undersigned members of the Audit Committee have submitted this Audit Committee Report:

                      Alan D. Frazier

                      Stephen A. Sherwin, MD

                      Hollings C. Renton

PROPOSAL 2

APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED

        In January 2000, our board of directors adopted, and our stockholders subsequently approved, our 2000 Equity Incentive Plan (the "2000 Plan"), which is an amendment and restatement of our 1997 Stock Option Plan. As of March 31, 2005, 3,119,679 shares of our common stock were authorized and reserved for issuance under the 2000 Plan, awards (net of canceled or expired awards) covering an aggregate of 2,922,864 shares of common stock had been granted under the 2000 Plan and approximately 196,815 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellation or expiration of awards) remained available for future grants under the 2000 Plan.

        During the 2004 fiscal year, we granted options to purchase 439,291 shares of common stock under the 2000 Plan to our current executive officers and directors at exercise prices ranging from $16.17 to $24.30 per share, and we granted to all employees and consultants (excluding executive officers) as a group options to purchase 506,991 shares of common stock at exercise prices ranging from $16.17 to $25.36 per share.

        In April 2005, our board of directors approved an amendment to the 2000 Plan, subject to stockholder approval, to (i) increase the number of shares authorized for issuance under the 2000 Plan by 2,275,000 shares of common stock from an aggregate total of 3,119,679 shares to 5,322,222 shares; (ii) prohibit the board of directors from repricing stock options without stockholder approval; (iii) clarify that the 2000 Plan allows for "net exercise" of options; (iv) clarify that stock appreciation rights, stock unit awards and other forms of stock awards may be granted under the 2000 Plan and the permitted terms of such awards; (v) increase the minimum exercise price for nonstatutory stock options to 100% of the fair market value of our common stock on the date of grant; and (vi) eliminate the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our board of directors prior to December 2nd of the applicable year. Our board of directors adopted this amendment to ensure that Rigel can continue to grant stock options under the 2000 Plan at levels determined appropriate by our board of directors and the compensation committee.

        Stockholders are requested in this Proposal 2 to approve the 2000 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the 2000 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 2000 Plan, as amended, is appended to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the 2000 Plan are outlined below.

GENERAL

        The 2000 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock units, stock appreciation rights and performance stock awards (collectively "awards"). Incentive stock options granted under the 2000 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 2000 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, we have granted only stock options under the 2000 Plan.

PURPOSE

        Our board of directors adopted the 2000 Plan to provide a means by which employees, directors and consultants of Rigel and our affiliates may be given an opportunity to purchase stock in Rigel, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel and our affiliates. All of our approximately 140 employees, directors and consultants are eligible to participate in the 2000 Plan.

ADMINISTRATION

        Our board of directors administers the 2000 Plan. Subject to the provisions of the 2000 Plan, the board has the power to construe and interpret the 2000 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

        The board has the power to delegate administration of the 2000 Plan to a committee composed of not fewer than two members of the board. In the discretion of the board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. Our board of directors has delegated administration of the 2000 Plan to the compensation committee of the board. As used herein with respect to the 2000 Plan, the "board" refers to any committee the board appoints as well as to our board of directors itself.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The 2000 Plan provides that, in the board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of Rigel or an affiliate, (ii) former employees of Rigel or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Rigel or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Rigel or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

STOCK SUBJECT TO THE 2000 PLAN

        Subject to this Proposal 2, an aggregate of 5,322,222 shares of common stock are reserved for issuance under the 2000 Plan. If awards granted under the 2000 Plan or previously granted under the 2001 Non-Officer Equity Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2000 Plan. If shares of common stock are not issued because such shares instead are used to satisfy an applicable tax withholding requirement or other obligation to Rigel in connection with the exercise of an award, then such shares will again be available for issuance under the 2000 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation) only the number of shares of common stock issued, net of any shares so tendered, will be deemed issued to the participant. If we reacquire unvested stock issued under the 2000 Plan, or the stock award is settled in cash, the reacquired stock will become available again for reissuance under the 2000 Plan.

ELIGIBILITY

        Incentive stock options may be granted under the 2000 Plan only to employees (including officers) of Rigel and our affiliates. Employees (including officers), directors and consultants of both Rigel and our affiliates are eligible to receive all other types of awards under the 2000 Plan.

        No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Rigel or any affiliate of Rigel, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2000 Plan and all other such plans of Rigel and our affiliates) may not exceed $100,000.

        No employee may be granted options under the 2000 Plan exercisable for more than 166,666 shares of common stock during any calendar year (the "Section 162(m) Limitation").

TERMS OF OPTIONS

        The following is a description of the permissible terms of options under the 2000 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant. As of March 31, 2005, the closing price of the Company's common stock as reported on the Nasdaq National Market System was $16.04 per share.

        The exercise price of options granted under the 2000 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the board, (i) by delivery of other Rigel common stock owned by the participant for at least six months (or such other period of time required to avoid a charge to earnings for financial accounting purposes), (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement or (iv) in any other form of legal consideration acceptable to the board.

        Repricing.    In the event of a decline in the value of our common stock, our board of directors does not have the authority, to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options, stock bonuses, restricted stock and/or cash without obtaining stockholder approval within twelve months prior to such event.

        Option Exercise.    Options granted under the 2000 Plan may become exercisable in cumulative increments, or "vest," as determined by the board. Shares covered by currently outstanding options under the 2000 Plan typically vest monthly during the participant's employment by, or service as a director or consultant to, Rigel or an affiliate (collectively, "service"), and certain options do not begin to vest until the first anniversary of such grant dates. Shares covered by options granted in the future under the 2000 Plan may be subject to different vesting terms. Our board of directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Rigel to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Rigel to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Rigel common stock or by a combination of these means.

        Term.    The maximum term of options under the 2000 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 2000 Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

        Payment.    Our board of directors determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of our common stock on the date of purchase. Our board of directors may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan must be paid either in cash at the time of purchase or, at the discretion of the board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the board.

        Vesting.    Shares of stock sold or awarded under the 2000 Plan may, but need not, be subject to a repurchase option in favor of Rigel in accordance with a vesting schedule as determined by the board. Our board of directors has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

TERMS OF STOCK APPRECIATION RIGHTS

        Stock appreciation rights may be granted under the 2000 Plan pursuant to stock appreciation rights agreements.

        Exercise.    Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of (i) the aggregate fair market value of our common stock on the date of exercise, over (ii) the strike price determined by the Board on the date of grant.

        Settlement of Awards.    The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the Board.

        Vesting.    Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

        Termination of Service.    Upon termination of a participant's service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

TERMS OF STOCK UNIT AWARDS

        Stock unit awards may be granted under the 2000 Plan pursuant to stock unit award agreements.

        Consideration.    The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

        Settlement of Awards.    A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means as determined by the Board.

        Vesting.    Stock unit awards vest at the rate specified in the stock unit award agreement as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

        Dividend Equivalents.    Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. We do not anticipate paying cash dividends on our common stock for the foreseeable future, however.

        Termination of Service.    Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant's termination of service.

RESTRICTIONS ON TRANSFER

        The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by Rigel under an early exercise stock purchase agreement may be subject to restrictions on transfer that the board deems appropriate.

PERFORMANCE-BASED STOCK AWARDS

        Under the 2000 Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment during a certain period of time of certain performance goals. All employees of Rigel and its affiliates and directors of Rigel are eligible to receive performance-based stock awards under the 2000 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed the value of more than 166,666 shares of Rigel' common stock.

        In granting a performance-based stock award, the Board will set a period of time (a "performance period") over which the attainment of one or more goals ("performance goals") will be measured for the purpose of determining whether the award recipient has a vested right in or to such stock award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria ("performance criteria") enumerated in the 2000 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the 2000 Plan shall be determined by the Board, based on a service condition or on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total stockholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board.

        The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (I) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (II) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting Rigel, or the financial statements of Rigel, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (III) in view of the Board's assessment of the business strategy of Rigel, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by Rigel achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (c) to exclude the effect of any change in the outstanding shares of common stock of Rigel by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        If this Proposal 2 is approved by the stockholders, compensation attributable to performance-based stock awards under the 2000 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Rigel, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the 2000 Plan and outstanding awards. In that event, the 2000 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2000 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of (i) a sale, lease or other disposition of all or substantially all of our securities or assets, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the 2000 Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to such effective date. Options granted under the 1997 Stock Option Plan will be subject to the foregoing provisions upon a dissolution or liquidation of the Company.

        The 2000 Plan provides that, in the event of a dissolution or liquidation of Rigel, all outstanding awards will terminate prior to such event.

        The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our board of directors may suspend or terminate the 2000 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2000 Plan will terminate on April 21, 2015.

        Our board of directors may also amend the 2000 Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2000 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the 2000 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. Our board of directors may submit any other amendment to the 2000 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options.    Incentive stock options under the 2000 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or Rigel by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the least of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Rigel will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2000 Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or Rigel by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. Upon the receipt of shares under a restricted stock award, the participant normally will recognize ordinary income equal to the excess of the stock's fair market value over the purchase price, if any, for the restricted stock. However, an exception to this general rule may apply if the stock is subject to certain types of vesting restrictions such that it is subject to a "substantial risk of forfeiture" (as defined in Section 83 of the Code). In such event, unless the participant makes a Section 83(b) election under the Code within 30 days after the acquisition of the restricted stock, he or she generally will not recognize any income until such "substantial risk of forfeiture" lapses, and the income recognized will be based on the fair market value of the stock on such future date. In addition, the participant's holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin on the date the "substantial risk of forfeiture" lapses. If a participant files a Section 83(b) election, he or she must report ordinary income equal to the difference between the stock's fair market value and the purchase price, if any. When the participant later sells such shares, any additional gain or any loss will be characterized as capital gain or loss, which will be long-term or short-term depending on the length of time the shares are held.

        With respect to employees, Rigel is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Rigel will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Stock Unit Awards.    No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the vested shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Rigel, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Stock options with exercise prices of less than fair market value on the grant date, awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m) only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted under the 2000 Plan as of March 31, 2005 to (i) our Chief Executive Officer and four other most highly compensated executive officers, (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

Name and Position	Number of Shares Underlying Options Granted
James M. Gower, Chief Executive Officer, Chairman of the Board and Director	415,000
Donald G. Payan, Executive Vice President and Chief Scientific Officer and Director	304,584
Elliott B. Grossbard, Senior Vice President, Medical Development	245,000
Dolly A. Vance, General Counsel and Vice President of Intellectual Property	215,000
Raul R. Rodriguez, Executive Vice President, Chief Operating Officer	281,389
All Executive Officers as a Group (7)	1,712,139
All Non-Executive Officer Employees as a Group (133)	1,073,101
All Non-Employee Directors as a Group (8)	137,624

NEW PLAN BENEFITS

        As of March 31, 2005, no options or other stock awards have been granted on the basis of the 2,275,000 share increase for which stockholder approval is sought under this Proposal 2.

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2004.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,750,145	$11.94	483,049
Equity compensation plans not approved by security holders	0	0	0

Total	2,750,145	$11.94	483,049

PROPOSAL 3

APPROVAL OF 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

        In August 2000, our board of directors adopted, and the stockholders subsequently approved, our 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As of March 31, 2005, 100,000 shares of common stock were authorized for issuance under the Directors' Plan, options (net of canceled or expired options) covering an aggregate of 37,309 shares of common stock had been granted under the Directors' Plan and only 62,691 shares of common stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

        In April 2005, our board of directors amended the Directors' Plan, subject to stockholder approval, to: (i) increase the number of shares of common stock authorized for issuance under the Directors' Plan by 225,000 shares, from a total of 100,000 shares to a total of 325,000 shares; (ii) increase the number of shares of common stock subject to the annual option grant to each non-employee director under the plan by 8,333 shares, from 1,667 shares to 10,000 shares; (iii) increase the number of shares of common stock subject to the initial option grant to each new non-employee director under the plan by 13,333 shares from 6,667 shares to 20,000 shares; (iv) eliminate the board of directors' ability to reprice stock options without stockholder approval; (v) clarify that the Directors' plan allows for "net exercise" of options; (vi) provide that shares not issued pursuant to a "net Exercise" will not be available for future issuance; and (vii) amend the vesting schedule for future option grants, including annual option grants made the day following the Annual Meeting. Our board of directors adopted this amendment in order to ensure that we can continue to grant stock options at levels in accordance with our automatic grant policy and so that we can continue to attract, motivate and retain our non-employee directors. If this Proposal 3 is approved by stockholders, we anticipate that supplemental option grants to our non-employee directors under the 2000 Plan will no longer be necessary and all grants made pursuant to our current compensation policy will be made solely under the Directors' Plan. Our current compensation policy provides for an initial grant of 20,000 shares of our common stock and annual grants of 10,000 shares of our common stock.

        Stockholders are requested in this Proposal 3 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Directors' Plan, as amended, is appended to this Proxy Statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

The essential features of the Directors' Plan are outlined below:

GENERAL

        The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

        Our board of directors adopted the Directors' Plan to provide a means by which non-employee directors of Rigel may be given an opportunity to purchase stock in Rigel, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel. All seven of our current non-employee directors are eligible to participate in the Directors' Plan.

ADMINISTRATION

        Our board of directors administers the Directors' Plan. The board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option, except to the extent such terms are not specified in the Directors' Plan.

        The board may not delegate administration of the Directors' Plan to a committee.

ELIGIBILITY

        The Directors' Plan provides that options may be granted only to non-employee directors of Rigel. A "non-employee director" is defined in the Directors' Plan as a director of Rigel who is not otherwise an employee of Rigel or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

        Subject to this Proposal 3, an aggregate of 325,000 shares of common stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors' Plan. Shares not issues pursuant to a "net exercise" of an option or withheld in satisfaction of withholding taxes will not again become available for issuance under the Directors' Plan.

TERMS OF OPTIONS

        The following is a description of the terms of options granted under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

        Automatic Grants.    Subject to this Proposal 3, each person who is elected or appointed for the first time to be a non-employee director automatically is granted an option to purchase 20,000 shares of our common stock on the date of his or her initial election or appointment as a non-employee director. Further, the Directors' Plan, as proposed, provides for the automatic, non-discretionary grant of an option to purchase 10,000 shares of our common stock to each non-employee director on the day following each annual meeting of our stockholders, if such non-employee director continues to serve as a director on such date, prorated to reflect any full quarters during which he or she did not serve as a non-employee director.

        Exercise Price; Payment.    The exercise price of each option granted under the Directors' Plan is 100% of the fair market value of the stock subject to the option on the date of the grant. As of March 31, 2005, the closing price of our common stock as reported on the Nasdaq National Market was $16.04 per share.

        The exercise price of options granted under the Directors' Plan must be paid (i) in cash at the time the option is exercised, (ii) by delivery of other Rigel common stock owned by the participant for at least six months (or such other period of time required to avoid a charge to earnings for financial accounting purposes), (iii) pursuant to a broker-assisted exercise program established under Regulation T as promulgated by the Federal Reserve board (iv) pursuant to a 'net exercise' arrangement or (v) by a combination of the foregoing means.

        Repricing.    In the event of a decline in the value of our common stock, our board of directors does not have the authority, to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options and/or cash without obtaining stockholder approval within twelve months prior to such event.

        Option Exercise.    Options granted under the Directors' Plan become exercisable in cumulative increments, or "vest," during the participant's service as a director of Rigel or during any subsequent employment of the participant and/or service by the participant as an employee or a consultant to Rigel or an affiliate (collectively, "service"). Options granted to directors previously elected by the stockholders vest in equal monthly installments over the three year period following the date of grant. Options granted under the Directors' Plan to newly appointed directors vest in equal monthly installments beginning on the date that the director is first appointed to the board of directors and ending on the date of the annual meeting at which the director is first scheduled to be considered for election by the stockholders or, if earlier, in equal monthly installments over the three year period following the date of grant. Options granted under the Directors' Plan do not permit exercise prior to vesting.

        Term.    The term of options under the Directors' Plan is ten years. Options under the Directors' Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; or (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution.

        If the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Other Provisions.    The option agreement may contain other terms, provisions and conditions not inconsistent with the Directors' Plan, as determined by our board of directors.

RESTRICTIONS ON TRANSFER

        The participant may not transfer an option except by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust or by gift to a member of the "immediate family" of the participant as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the participant, an option may be exercised only by the participant or permitted transferee.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Rigel, such as a merger, consolidation, reorganization, stock dividend, stock split or other capitalization adjustment may change the class and number of shares of common stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

        The Directors' Plan provides that, in the event of (i) a sale, lease or other disposition of all or substantially all of our securities or assets, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the Directors' Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date. In the event of a dissolution or liquidation of Rigel, all outstanding awards will terminate prior to such event. The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our board of directors may suspend or terminate the Directors' Plan without stockholder approval or ratification.

        Our board of directors may also amend the Directors' Plan and the options outstanding thereunder at any time or from time to time. However, no amendment of the Directors' Plan may impair the rights and obligations of a participant under any options granted under the Directors' Plan prior to the amendment unless the participant consents in writing. In addition, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 162(m) of the Code or any securities exchange listing requirements. Our board of directors may submit any other amendment to the Directors' Plan for stockholder approval.

FEDERAL INCOME TAX INFORMATION

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or to us by reason of the grant of a nonstatutory stock option. Upon exercise of nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted and outstanding under the Directors Plan as of March 31, 2005 to all of our non-employee directors.

Name	Number of Shares
Jean Deleage	4,446
Alan D. Frazier	3,890
Walter H. Moos	4,446
Hollings C. Renton	8,334
Peter S. Ringrose	6,667
Stephen A. Sherwin	7,373
Nicholas J. Simon III	1,667
Dennis Henner	486

All Non-Employee Directors as a Group (8 Persons)	37,309

NEW PLAN BENEFITS

        The following table presents certain information with respect to options to be granted under the Directors' Plan in 2005, subject to the stockholders' approval of the increase in the number of shares authorized for issuance under the Directors' Plan and the increase to the automatic annual option grant, to all of our non-employee directors.

Name	Number of Shares
Jean Deleage	10,000
Alan D. Frazier	10,000
Walter H. Moos	10,000
Hollings C. Renton	10,000
Peter S. Ringrose	10,000
Stephen A. Sherwin	10,000
Nicholas J. Simon III	10,000

All Non-Employee Directors as a Group (7 Persons)	70,000

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2004 and December 31, 2003, by Ernst & Young LLP, the Company's independent auditors.

	Fiscal Year Ended
	2004	2003
	(in thousands)
Audit Fees	$570	$303
Audit-related Fees	—	—
Tax Fees	$4	5
All Other Fees	—	—

Total Fees	$574	$308

        All fees in 2004 and 2003 described above were pre-approved by the Audit Committee.

        The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

MANAGEMENT

EXECUTIVE OFFICERS

        Set forth below is the name, age, position and a brief account of the business experience of each of our executive officers as of March 31, 2005.

Name	Age	Position
James M. Gower	56	Chief Executive Officer, Chairman of the Board and Director
Donald G. Payan, MD	56	Executive Vice President, Chief Scientific Officer and Director
James H. Welch	47	Vice President, Chief Financial Officer and Secretary
Raul R. Rodriguez	44	Executive Vice President, and Chief Operating Officer
Elliott B. Grossbard, MD	57	Senior Vice President of Medical Development
Dolly A. Vance	40	General Counsel and Vice President of Intellectual Property
Robin D.G. Cooper, Ph.D., D.Sc.	66	Senior Vice President of Pharmaceutical Sciences

        James M. Gower has been our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Gower joined us as our President, Chief Executive Officer and as a member of our Board of Directors in January 1997. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent ten years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his ten years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower serves on the board of directors of Cell Genesys, Inc. He holds a BS and an MBA in operations research from the University of Tennessee.

        Donald G. Payan, MD, one of our co-founders, has been a member of our Board of Directors since July 1996 and has served as our Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1993 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan continues his association with the University of California, San Francisco, which began in 1982, where he is currently an Adjunct Professor of Medicine and Surgery. He is currently on the board of directors of Zengen, Inc., The Vaccine Company and Kinexis, Inc. Dr. Payan holds a BS and an MD from Stanford University.

        James H. Welch became Vice President, Chief Financial Officer and Corporate Secretary in October 2001. He joined Rigel in May 1999 as Vice President, Finance and Administration. Prior to joining Rigel, Mr. Welch served as an independent consultant at various companies from June 1998 to May 1999. From February 1997 to June 1998, he served as Chief Financial Officer of Biocircuits Corporation, a manufacturer of medical diagnostic equipment, and from June 1992 to February 1997, he served as Corporate Controller of Biocircuits. Previously, Mr. Welch held various positions at NeXT Computer, Inc., most recently as Division Controller. Mr. Welch holds a BA in business administration from Whitworth College and an MBA from Washington State University.

        Raul R. Rodriguez joined us as our Vice President, Business Development in April 2000 and became our Senior Vice President, Business Development and Commercial Operations in December 2002. In June 2004 Mr. Rodriguez became our Executive Vice President and Chief Operating Officer. From 1997 to March 2000, he served as Senior Vice President, Business Development and Operations for Ontogeny, Inc., a biotechnology company. From 1994 to 1997, he served as the Executive Director, Business Development and Market Planning for Scios, Inc., a pharmaceutical company. From 1989 to 1994, Mr. Rodriguez held various positions at G.D. Searle, a pharmaceutical company. In these companies, Mr. Rodriguez held positions of increasing responsibility in the areas of business development and planning. After earning his bachelor's degree from Harvard College, he went on to earn his Masters of Public Health at the University of Illinois. Subsequently, he received his MBA at the Stanford Graduate School of Business.

        Elliott B. Grossbard, MD, joined us as Senior Vice President of Medical Development in April 2002. Prior to joining Rigel, Dr. Grossbard was Vice President, Clinical Affairs for Avigen Inc., an Alameda-based gene therapy products company. Before that, Dr. Grossbard served as Senior Vice President of Development and Vice President of Medical and Regulatory Affairs at Scios, Inc. During his tenure there, he oversaw several operational areas, including pharmacology/toxicology, quality control/quality and manufacturing/process sciences. He was also integral in the clinical development of Scios' lead compound Natrecor® (nesiritide), which was recently approved by the FDA for the treatment of acute heart failure and the preclinical development of a variety of proteins, peptides and small molecules. From 1982 through 1990, Dr. Grossbard held the positions of Associate Director, Clinical Research, and Director, Clinical Research at Genentech Inc. At Genentech, he directed the development of the thrombolytic agent, Activase® tissue plasminogen activator (TPA), from the earliest preclinical studies through clinical trials, NDA filing and FDA approval. Dr. Grossbard joined Genentech from Hoffman-LaRoche where he held various positions in clinical research. Dr. Grossbard's primary research focus at Roche was on the interferon-alpha (Roferon®) program. Prior to joining the corporate sector, Dr. Grossbard held numerous academic appointments at such leading research institutions as Memorial Sloan-Kettering and Cornell University Medical Center, including Director of the adult bone marrow transplant program at Memorial Sloan-Kettering. Dr. Grossbard received his BA from Columbia College in 1969 and his MD from Columbia University in 1973. In addition, he received a MS in Law from Yale University School of Law in 1981. He trained in Medicine at Massachusetts General Hospital and in Hematology at Columbia University and Sloan-Kettering.

        Dolly A. Vance was appointed General Counsel and Vice President of Intellectual Property in January of 2003. She joined Rigel in September 2000 as Rigel's first in-house counsel. From 1997 until September 2000 she was at the law firm of Flehr Hohbach Test Albritton & Herbert (now Dorsey Whitney), where she last held the position of partner. Ms. Vance also worked as an associate at the law firm of Arnall Golden & Gregory from 1995 to 1997 and at the law firm of Harness Dickey & Pierce from 1993 to 1995. Prior to law school she worked in various research laboratories, including the laboratory of Norman Davidson, at California Institute of Technology from 1988 to 1990. She holds a bachelor's degree from University of California, San Diego and a JD degree from Boston University School of Law.

        Robin D. G. Cooper, Ph.D., D.Sc. joined Rigel as Senior Vice President of Pharmaceutical Sciences in January 2004. Prior to joining Rigel, Dr. Cooper held various chemistry development research positions at Eli Lilly and Company. During his 32-year career at Eli Lilly and Company, Dr. Cooper was involved in bringing five compounds to the clinic. Dr. Cooper served on a number of discovery research/management groups, which evaluated Lilly's research direction and strategic goals. From 1985-1997, Dr. Cooper also served as the discovery representative for various committees in support of external relationships and supported Lilly's corporate patent strategy. Since 1997, Dr. Cooper leveraged his extensive knowledge and expertise by founding Cooper Consulting Inc., which provides consulting services for pharmaceutical and biotechnology companies, including Pfizer Inc, Procter & Gamble, Chiron Corporation, IntraBiotics Pharmaceuticals, Inc. and Vicuron, as well as for Rigel. He is a member of the American Chemical Society, a fellow with the Chemical Society in London and a member of the editorial board of the Journal of Antibiotics. Dr. Cooper has also served as a journal reviewer for numerous peer-reviewed publications. Dr. Cooper holds a BSc from Imperial College in London, England, a PhD from Queen Mary College/Imperial College, followed by a year with Nobel Laureate Sir Derek Barton in London. He was awarded his DSc by London University.

        Our executive officers are appointed by our Board of Directors and serve until their successors are elected or appointed. There are no family relationships among any of our directors or executive officers. Mr. Simon was appointed to our Board of Directors in connection with the closing of a private placement of common stock and warrants to purchase common stock on June 26, 2003.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 31, 2005 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares(2)	Percent of Total
Five percent stockholders
RS Investment Management Co. LLC(3) 388 Market Street, Suite 200 San Francisco, Ca 94111	1,256,280	6.4%
T. Rowe Price Associates, Inc.(4) 100 East Pratt Street Baltimore, Md 21202	1,233,000	6.3%
Galleon Management, L.P. (5) 135 East 57th Street, 16th Floor New York, NY 10022	1,033,588	5.3%
Directors and named executive officers
James M. Gower	307,419	1.5%
Elliott B. Grossbard, MD	93,782	*
Donald G. Payan, MD	232,806	1.2%
Raul Rodriguez	102,702	*
Dolly A. Vance	81,924	*
Jean Deleage, PhD(6)	682,020	3.5%
Alan D. Frazier	28,904	*
Walter H. Moos, PhD	28,860	*
Hollings C. Renton	20,624	*
Peter S. Ringrose, PhD	415	*
Stephen A. Sherwin, MD	21,804	*
Nicholas Simon	8,958	*
All executive officers and directors as a group (14 persons)	1,727,576	8.5%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 19,865,659 shares outstanding on March 31, 2005, adjusted as required by rules promulgated by the SEC.

(2)
The number of shares includes all stock option grants that are exercisable within 60 days.

(3)
RS Investment Management Co. LLC is the parent company of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares of Rigel common stock. No individual client's holdings of Rigel's common stock are more than five percent of Rigel's outstanding common stock. RS

  Investment Management, L.P. is a registered investment adviser and a managing member of registered investment advisers. RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P. George R. Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P.

(4)
These securities are owned by various individual and institutional investors, including T. Rowe Price International and the T. Rowe Price Mutual Funds (which own 1,233,000 shares, representing 6.3% of the shares outstanding), which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
These securities are owned by various individual and institutional investors, including Raj Rajaratnam, Galleon Management, L.P., and Galleon Management, L.L.C. Pursuant to the partnership agreements of Galleon Captains Partners, L.P. and Galleon Healthcare Partners, L.P., Galleon Management, L.P. and Galleon Advisors, L.L.C. share all investment and voting power with respect to the securities held by Galleon Captains Partners, L.P. and Galleon Healthcare Partners, L.P. Pursuant to an investment management agreement, Galleon Management, L.P. has all investment and voting power with respect to the securities held by Galleon Captains Offshore, Ltd. and Galleon Healthcare Offshore, Ltd. Raj Rajaratnam, as the managing member of Galleon Management, L.L.C., controls Galleon Management, L.L.C., which, as the general partner of Galleon Management, L.P., controls Galleon Management, L.P. Raj Rajaratnam, as the managing member of Galleon Advisors, L.L.C., also controls Galleon Advisors, L.L.C. The shares reported herein by Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. may be deemed beneficially owned as a result of the purchase of such shares by Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd,, Galleon Healthcare Partners, L.P. and Galleon Healthcare Offshore, Ltd. as the case may be. Each of Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. disclaims any beneficial ownership of the shares reported herein, except to the extent of any pecuniary interest therein.

(6)
Includes 630,845 shares held by Alta BioPharma Partners II, L.P. and 23,208 shares held by Alta Embarcadero Partners II, LLC. Dr. Deleage, a director of Rigel since 1997, is a principal of Alta Partners and a general partner, managing director, manager or member of the foregoing funds. As a managing member, partner or member of the foregoing funds, Dr. Deleage may be deemed to share voting and investment powers for the shares held by the foregoing funds. Dr. Deleage disclaims beneficial ownership of the shares held by funds affiliated with Alta Partners except to the extent of his proportionate pecuniary interest therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that a statement of changes in beneficial ownership was filed late by each of Frazier Healthcare IV, L.P. FHM IV LLC, FHM IV LP, MPM BioVentures III QP LP, MPM BioVentures III, LP, MPM BioVentures III GMBH & Co., MPM BioVentures III Parallel Fund, MPM Asset Management Investors 2003 BVIII LLC, MPM BioVentures III GP LP, MPM BioVentures III LLC, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Luke Evnin, Ansbert Gadicke, Dennis Henner and Nicholas Simon III.

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company receives a yearly retainer of $15,000, the Audit Committee chair receives an additional yearly retainer of $10,000 and the Compensation Committee chair receives an additional yearly retainer of $5,000. In addition, each director receives $1,000 for attending each Board of Directors meeting in person and $1,000 for each committee meeting attended in person. In the fiscal year ended December 31, 2004, the total compensation earned by non-employee directors was $188,0001. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy. Non-Employee members of the Board are not entitled to perquisites or retirement benefits.

1
Of the $188,000 earned by the non-employee directors in 2004, $55,000 was paid in January 2005.

        Each of our independent directors receives stock option grants under the Directors' Plan. Only non-employee directors or their affiliates are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended.

        The Directors' Plan, subject to stockholder approval of Proposal 3, provides that each new member of the Company's Board will be granted an option to purchase 20,000 shares of the Company's common stock on the date of his or her initial election to the Board. Further, subject to stockholder approval of Proposal 3, the Directors' Plan provides for the automatic, non-discretionary grant of options to purchase 10,000 shares of the Company's common stock on the day following the annual meeting of stockholders each year.

        Option grants under the Directors' Plan are non-discretionary. Each person who is elected or appointed for the first time to be a non-employee director automatically receives, upon the date of his or her initial election or appointment to be a non-employee director by the Board or Rigel stockholders, subject to stockholder approval of Proposal 3, an initial grant to purchase 20,000 shares of common stock on the terms and conditions set forth in the plan. In addition, on the day following the annual meeting of stockholders each year (except for 2003, when the annual option grants were made on the closing date of the private placement of our common stock, as provided in the Directors' Plan), each non-employee director who continues to serve as a non-employee director automatically receives, subject to stockholder approval of Proposal 3, an annual option to purchase 10,000 shares of common stock. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of our common stock on the date of the option grant. The options vest in equal monthly installments over the shorter of three years from the date of grant or the period beginning on the date the director is appointed to the board of directors and ending on the date of the annual meeting at which the director is first considered for election by the stockholders, provided that the non-employee director continues to provide services to Rigel. The term of options granted under the Directors' Plan is ten years. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving us, each option either will continue in effect, if we are the surviving entity, or, if neither assumed nor substituted, will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

        Pursuant to the Directors' Plan, on June 11, 2004, we granted options covering 1,667 shares of common stock to each of Jean Deleage, Alan D. Frazier, Dennis J. Henner, Walter H. Moos,

Stephen A. Sherwin and Nicholas J. Simon, III, each at an exercise price of $16.17 per share. In addition, on January 12, 2004, we granted an initial option covering 6,667 shares of common stock to Hollings C. Renton, at an exercise price of $22.54 per share. These options vest in 24 equal monthly installments beginning on the grant date.

        In January 2004, the Board of Directors, upon recommendation of the Compensation Committee, approved an annual, supplemental option grant to each non-employee director. The Board of Directors approved these supplemental option grants based upon the Compensation Committee's survey of director compensation at similar companies. Upon approval by the Board, these supplemental option grants were issued under the 2000 Plan. Each person who is elected or appointed for the first time to be a non-employee director receives, upon approval by the Board, an initial supplemental grant to purchase 13,333 shares of common stock on the terms and conditions set forth in the 2000 Plan. In addition, shortly following the annual meeting of stockholders each year, each non-employee director who continues to serve as a non-employee director receives, upon approval by the Board, a supplemental option to purchase 8,333 shares of common stock. If Proposal 3 is approved by stockholders, we anticipate that these supplemental option grants will cease. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving us, each option may be assumed or substituted by the surviving or acquiring entity. If neither assumed nor substituted, then the vesting and exercisability of any options held by participants whose service with us has not terminated will be accelerated, and any such options will terminate if not exercised prior to the transaction. All other options under the 2000 Plan also will terminate if not exercised prior to the transaction.

        Supplemental option grants of 8,333 shares of common stock were made on January 26, 2004 to each of Drs. Deleage, Moos and Sherwin and Mr. Frazier, each at an exercise price of $23.00 per share, as compensation for their service as members of the Board in 2003. Supplemental option grants of 8,333 shares of common stock were made to each of Drs. Deleage, Moos and Sherwin and Mr. Frazier, each at an exercise price of $17.66 per share, as compensation for their service as members of the Board in 2004. Supplemental option grants of 8,333 shares of common stock were made to each of Messrs. Henner and Simon, each at an exercise price of $16.42 per share, as compensation for their service as members of the Board in 2004. In addition, we granted an initial supplemental option covering 13,333 shares of common stock to Hollings Renton, at an exercise price of $23.00 per share, to supplement his initial grant issued under the Directors' Plan. We also made special supplemental option grants of 7,628 shares of common stock to Dr. Sherwin and 9,445 shares of common stock to Dr. Moos, each at an exercise price of $24.30, in order to correct some inequalities in the number of option grants held by non-investor outside directors. All of the annual supplemental options granted were fully vested on the date of grant. The initial supplement grant to Hollings Renton and the special supplemental grants to Drs. Sherwin and Moos vest in 24 equal monthly installments beginning on the grant date.

        In 2004, each person who was elected or appointed for the first time to be a non-employee director received two initial option grants: one option to purchase 6,667 shares of common stock under the Directors' Plan and one option to purchase 13,333 shares of common stock under the 2000 Plan, resulting in the grant of two options to purchase a total of 20,000 shares of common stock. In addition, each non-employee director continuing to serve as a member of the Board received two annual option grants: one option to purchase 1,667 shares of common stock under the Directors' Plan and one option to purchase 8,333 shares of common stock under the 2000 Plan, resulting in the grant of two options for each continuing non-employee director to purchase a total of 10,000 shares of common stock. Under Proposal 3, each new member of the Company's Board will be granted an option to purchase 20,000 shares of the Company's common stock on the date of his or her initial election to the Board and each non-employee director will be granted an automatic, non-discretionary option to purchase 10,000 shares of the Company's common stock on the anniversary of each non-employee director's initial grant, if the non-employee director is continuing to serve as a director on the day following the annual meeting of stockholders each year.

        The following table shows for the fiscal year ending December 31, 2004, compensation awarded or paid to, or earned by, the non-employee member of the Board:

Name	Annual Retainer		Board Meeting Fees	Committee Meeting Fees	Option Grants
Jean Deleage, Ph.D.	$15,000		$6,000	$4,000	18,333
Alan D. Frazier	25,000	(1)	5,000	7,000	18,333
Dennis J. Henner, Ph.D.	15,000		5,000	1,000	10,000
Walter H. Moos, Ph.D.	20,000	(2)	5,000	5,000	27,778
Hollings C. Renton	15,000		4,000	4,000	30,000
Stephen A. Sherwin, MD	15,000		6,000	7,000	25,961
Nicholas J. Simon, III	15,000		4,000	5,000	10,000

Total	$120,000		$35,000.00	$33,000.00	140,405

(1)
Includes $10,000 annual retainer received in connection with services as chair of the Audit Committee.

(2)
Includes $5,000 annual retainer received in connection with services as chair of the Compensation Committee

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows for the fiscal years ended December 31, 2002, 2003 and 2004, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who earned more than $100,000 during 2004:

				Long Term Compensation
	Annual Compensation
Name and Principal Position				Securities Underlying Options/SARS(2)		All Other Compensation(3)
	Year	Salary	Bonus(1)
James M. Gower Chief Executive Officer, Chairman of the Board and Director	2004 2003 2002	$376,500 340,512 330,000	$66,700 — —	80,000 270,000 —		$1,679 — —
Donald G. Payan Executive Vice President and Chief Scientific Officer and Director	2004 2003 2002	355,500 309,625 300,000	58,363 — —	40,000 250,000 —		1,593 — —
Elliott B. Grossbard(4) Senior Vice President, Medical Development	2004 2003 2002	304,625 283,823 206,270	52,526 — —	35,000 177,778 —	(5)	1,577 — —
Dolly A. Vance General Counsel and Vice President of Intellectual Property	2004 2003 2002	289,730 279,160 245,000	49,191 — —	45,000 131,249 —	(6)	1,372 — —
Raul R. Rodriguez Executive Vice President Chief Operating Officer(8)	2004 2003 2002	278,400 247,700 240,000	50,025 — —	75,000 193,889 —	(7)	1,339 — —

(1)
Represents a bonus earned in 2004, but paid in 2005.

(2)
Options granted in 2003 were made under our 2000 Equity Incentive Plan. The share numbers set forth in the table reflect a one-for-nine reverse split of shares of our outstanding common stock on June 24, 2003.

(3)
Represents the taxable portion of group life insurance paid by the Company.

(4)
Dr. Grossbard began employment effective April 1, 2002.

(5)
Includes an option for 27,778 shares granted in July 2003 in connection with an option exchange approved by our stockholders that resulted in the cancellation of options for 27,778 shares originally granted in 2002.

(6)
Includes an option for 31,249 shares granted in July 2003 in connection with an option exchange approved by our stockholders that resulted in the cancellation of options for 13,889 shares originally granted in 2000, 3,472 shares originally granted in 2001, 2,777 shares originally granted in 2002 and 11,111 shares originally granted in 2003.

(7)
Includes an option for 43,889 shares granted in July 2003 in connection with an option exchange approved by our stockholders that resulted in the cancellation of options for 27,222 shares originally granted in 2000 and 16,667 shares originally granted in 2002.

(8)
Mr. Rodriguez became our Executive Vice President and Chief Operating Officer in June 2004.

Stock Option Grants and Exercises

        The following table sets forth summary information regarding the option grants made to our Chief Executive Officer and each of our four other most highly paid executive officers during 2004. Options granted to purchase shares of our common stock under our 2000 Equity Incentive Plan generally vest over a four-year period. The exercise price per share is equal to the fair market value of our common stock on the date of grant.

        The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

  •
  multiplying the number of shares of common stock under the option by the closing price of our stock on December 31, 2004 at a price of $24.42 per share;

  •
  assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

  •
  subtracting from that result the aggregate option exercise price.

        Percentages shown under "% of Total Options Granted to Employees in 2004" are based on an aggregate of 821,991 options granted to employees under our 2000 Equity Incentive Plan during 2004.

Option Grants in Fiscal Year Ended December 31, 2004

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Appreciation of Stock Price for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2004
Name			Exercise Price $/Share	Expiration Date
					5%	10%
James M. Gower	80,000	9.7%	$17.66	7/15/2014	$1,769,409	$3,654,335
Donald G. Payan	40,000	4.9%	$17.66	7/15/2014	884,704	1,827,168
Elliott B. Grossbard	35,000	4.3%	$17.66	7/15/2014	774,116	1,598,772
Dolly A. Vance	45,000	5.5%	$17.66	7/15/2014	995,292	2,055,564
Raul R. Rodriguez	75,000	9.1%	$17.66	7/15/2014	1,658,821	2,055,564

        The following table sets forth summary information regarding the number and value of shares acquired upon exercise of options in 2004 and options held as of December 31, 2004 for our Chief Executive Officer and each of our four most highly compensated executive officers. Amounts shown in the "Value of Unexercised In-the-Money Options at December 31, 2004" column are based on the closing market price on December 31, 2004 of $24.42 per share, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the aggregate exercise price payable for the shares. The share numbers set forth in the table reflect a one-for-nine reverse split of shares of our outstanding common stock on June 24, 2003.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004
					Value of Unexercised In-the-Money Options at December 31, 2004
Name	Shares Acquired on Exercise (#)	Value Realized
			Vested	Unvested	Vested	Unvested
James M. Gower	—	—	155,625	244,375	$2,744,856	$3,292,844
Donald G. Payan	—	—	96,875	196,459	1,540,923	2,847,392
Elliott B. Grossbard	—	—	72,083	140,695	1,110,560	1,974,322
Dolly A. Vance	—	—	57,447	118,802	860,401	1,536,409
Raul R. Rodriguez	—	—	85,541	183,348	1,273,090	2,327,400

OPTION REPRICING

        In July 2003, we completed a stock option exchange program approved by our stockholders on June 20, 2003 in which we offered all of our employees (except employees on certain leaves of absence), officers, consultants and directors the opportunity to exchange outstanding options with exercise prices greater than $9.00 for new stock options at an exercise price equal to the fair market value of our common stock at the end of the offer period. We implemented the stock option exchange program because the options eligible to be exchanged had exercise prices significantly higher than the market price of our common stock, and we believed that those options were unlikely to be exercised in the near future and were not providing proper incentives to our employees, officers, consultants and directors. By providing the stock option exchange program, we intended to maximize stockholder value by creating better performance incentives for our employees, officers, consultants and directors, to improve morale and provide a proper incentive to our employees, officers, consultants and directors by realigning our compensation programs to more closely reflect current market and economic conditions. The replacement stock options vest over three years and expire on the fifth business day following the three-year anniversary of the date of grant.

        The following table shows certain information concerning the repricing of options received by all executive officers during the last ten years. The share numbers set forth in the table reflect a one-for-nine reverse split of shares of our outstanding common stock on June 24, 2003.

Ten-Year Option Repricings

Name	Exchange Date	Number of Securities Underlying Options Exchanged	Market Price of Stock at Time of Exchange		Exercise Price at Time of Exchange $/Share		New Exercise Price $/Share		Length of Original Option Term Remaining at Date of Exchange (in Months)
James M. Gower	—	—		—		—		—	—
Donald G. Payan	—	—		—		—		—
Elliott B. Grossbard	7/28/03	27,778		$9.20		$33.66		$9.20	105
Dolly A. Vance	7/28/03 7/28/03 7/28/03 7/28/03	13,889 3,472 2,777 11,111	$ $ $ $	9.20 9.20 9.20 9.20	$ $ $ $	81.00 51.93 41.58 9.09	$ $ $ $	9.20 9.20 9.20 9.20	86 99 102 114
Raul R. Rodriguez	7/28/03 7/28/03	27,222 16,667	$ $	9.20 9.20	$ $	40.50 12.60	$ $	9.20 9.20	79 112
James H. Welch	7/28/03	5,556		$9.20		$40.50		$9.20	78

EMPLOYMENT AGREEMENTS

        We have an employment agreement with Dr. Payan, our Executive Vice President and Chief Scientific Officer, dated as of January 16, 1997, which was amended in March 2003. Pursuant to the terms of the amended agreement, Dr. Payan is entitled to receive an annualized base salary of $185,000 and was issued 83,333 shares of our common stock. As of January 16, 2000, all such shares were fully vested and not subject to a right of repurchase by us. Either Rigel or Dr. Payan may terminate his employment at any time for any reason. If we terminate Dr. Payan's employment without cause, he will receive a severance payment equal to his annual base salary in effect at the date of termination.

        We have an employment agreement with Dr. Grossbard, our Senior Vice President and Medical Director, dated as of March 18, 2002. Pursuant to the terms of the agreement, Dr. Grossbard is entitled to receive an annualized base salary of $275,000 and was issued an option to purchase 27,778 shares of our common stock. In 2003, all of these options were tendered for cancellation and subsequently regranted at an exercise price of $9.20 per share under the repricing plan approved by our stockholders. Either Rigel or Dr. Grossbard may terminate his employment at any time for any reason.

        The share numbers set forth above reflect a one-for-nine reverse split of shares of our outstanding common stock on June 24, 2003.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors of Rigel Pharmaceuticals, Inc. (the "Company") is currently composed of three independent directors and, pursuant to its charter, amended and restated on October 6, 2004, is responsible for reviewing, modifying and approving the overall compensation strategy and policies for the Company. The Compensation Committee has the authority and power to: review and approve the compensation and other terms of employment of the Company's chief executive officer; recommend to the Board of Directors the compensation for the Company's directors; review and approve the corporate performance goals and objectives of the Company's other senior management; review and approve the compensation and other terms of employment of senior management; and administer the Company's equity incentive plans (to the extent permissible under such equity incentive plans) and grant stock options to the Company's employees and consultants pursuant to such plans. To assist the Compensation Committee in carrying out its responsibilities, from time to time it utilizes independent outside consultants with high expertise and experience in issues addressed by the Compensation Committee.

Compensation Philosophy

        The Company's compensation program seeks to align compensation with business objectives and individual performance and to enable the Company to attract, retain and motivate all employees, including executive officers, who are expected to contribute to the long-term success of the Company. The Company's compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

        Compensation for the Company's employees, including executive officers, is set so as to be comparable and equitable with employees and executive officers having similar responsibilities at similar-sized publicly-traded biopharmaceutical companies located in Northern California. Every employee's salary is assessed annually, based on individual performance, corporate performance and the relative compensation of the employee as compared to data collected from surveys of comparable compensation levels.

Elements of Annual Compensation

        Salary.    The salary for the Company's executives officers and employees is determined by reviewing compensation for competitive positions in similar-sized publicly-traded biopharmaceutical companies in Northern California, as well as the historical compensation levels of each position. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive or employee and are based on his or her area of responsibility. Subjective performance criteria include an executive's or employee's ability to motivate others, develop the skills necessary to mature with the Company and recognize and pursue new business opportunities to enhance the Company's growth and success. The Compensation Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each employee's contributions to the long-term success of the company in light of all such criteria.

        Bonus.    Cash bonuses for the Company's executives and employees are awarded from time to time at the discretion of the Compensation Committee in the recognition of performance that the Compensation Committee determines to incrementally contribute to the Company's growth and increased stockholder value. Cash bonuses were awarded for 2004 based on meeting specified targets with respect to clinical development of product candidates and success in entering into collaborations with respect to current and potential product candidates. The aggregate cash bonuses paid to the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers' and the Company's performance for the fiscal year ended December 31, 2004, was $276,805.

        Long-Term Incentives.    In order to align the long-term interests of employees with those of stockholders by making them owners of the Company, the Company grants all employees, including executives, options to purchase stock. Options also align the Company's employee retention efforts with stockholder interests by playing a critical role in the retention of employees that the Compensation Committee determines to have a significant role in the success of the Company. Options are granted with an exercise price set at the fair market value of the Company's stock on the date of grant and provide economic value only when the price of the Company's stock increases above the exercise price. The size of option grants is generally intended to reflect the employee's position within the Company, the quantity and vesting status of options already held by an employee, if any, and the employee's contributions to both the creation of value and the long-term success to the Company. Options are subject to vesting provisions designed to encourage employees to remain with the Company. For the year ended December 31, 2004, options to purchase 315,000 shares were granted to the Company's executive officers.

        All executive officers of the Company are eligible to participate in the Company's 2000 Employee Stock Purchase Program (the "Purchase Plan"). The purchase plan is available to all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to publicly-held companies for compensation in excess of $1.0 million paid to the corporation's chief executive officer and the four other most highly-compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company generally intends to structure the stock options granted to its executive officers in a manner that complies with this statute to mitigate any disallowance of deductions under Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be in excess of the limit when the Compensation Committee believes such payment is appropriate, after taking into consideration changing business conditions, the officer's performance and the best interests of the Company's stockholders.

Compensation for Mr. James Gower, Chairman and CEO

        The Compensation Committee believes that Mr. Gower's salary for the year ended December 31, 2004 was consistent with the criteria described above and with the Compensation Committee's evaluation of his overall leadership and management of the Company. Mr. Gower was granted options to purchase 80,000 shares of the Company's common stock as compensation for fiscal year 2004. Based on compensation data for comparable companies and the Compensation Committee's assessment of his past performance and its expectations as to his future contributions in directing the Company's long-term success, Mr. Gower's annual salary was increased from $340,512 in 2003 to $376,500 in 2004. In addition, in February 2005 Mr. Gower received a cash bonus of $66,700 for performance in 2004 pursuant to the Cash Bonus Program approved by the Compensation Committee setting forth corporate goals for 2004.

Summary

        The Compensation Committee believes that the Company's compensation policy has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Compensation Committee believes that the

Company is maintaining competitive salaries and incentives for the Company's employees and executive officers. The Company expects its compensation practices and policies to continue to evolve over time as it attempts to satisfy the expectations and needs of its employees while maintaining the Company's focus on building long-term stockholder value in a highly competitive and rapidly changing business environment.

        The undersigned members of the Compensation Committee have submitted this Report of the Compensation Committee:

Jean Deleage, PhD

Walter H. Moos, PhD

Nicholas Simon, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Our Compensation Committee currently consists of three independent directors: Drs. Deleage and Moos and Mr. Simon. No member of the Compensation Committee is currently, or ever has been, an officer or employee of Rigel. No executive officer of Rigel has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON2

2
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of Rigel under the Securities Act or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        The rules of the SEC require that we include in our proxy statement a line-graph presentation comparing cumulative stockholder returns on our common stock with the Nasdaq Composite Index (which tracks the aggregate price performance of equity securities of companies traded on the Nasdaq) and either a published industry or line-of-business standard index or an index of peer companies selected by us. We have elected to use the Nasdaq Biotechnology Index (consisting of a group of approximately 75 companies in the biotechnology sector) for purposes of the performance comparison that appears below.

        The graph shows the cumulative total stockholder return assuming the investment of $100 and the reinvestment of dividends and is based on the returns of the component companies weighted according to their market capitalizations as of the end of each period for which returns are indicated. No dividends have been declared on our common stock. The graph commences as of December 31, 2000. The stockholder return shown on the graph below is not necessarily indicative of future performance, and we do not make or endorse any predictions as to future stockholder returns.

COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
AMONG RIGEL PHARMACEUTICALS, INC., THE NASDAQ MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

CERTAIN TRANSACTIONS

        In connection with the closing of a private placement on June 26, 2003, Dr. Henner and Mr. Simon were appointed to our Board of Directors, Dr. Henner was appointed to our Nominating Committee and Mr. Simon was appointed to our Compensation Committee. We were contractually obligated, for so long as MPM Capital held at least 10% of the outstanding shares of our common stock, to use our commercially reasonable best efforts to (i) cause two designees of MPM Capital to be nominated and elected to our Board of Directors; (ii) appoint one designee to serve on the nominating committee of our Board of Directors; and (iii) appoint one designee to serve on the compensation committee of our Board of Directors. In addition, or so long as MPM Capital held at least 10% of the outstanding shares of our common stock, MPM Capital was entitled to appoint a representative to attend all of the regularly scheduled meetings of our Board of Directors in a non-voting observer capacity. These rights ceased in 2004 when MPM Capital no longer held 10% of the outstanding shares of our common stock. Frazier Healthcare is also entitled to certain management consultation, inspection and board observer rights.

        MPM BioVentures III, L.P., MPM BioVentures III-QP, L.P., MPM BioVentures III GmbH & Co. Parallel, MPM BioVentures III Parallel Fund, L.P., MPM Asset Management Investors 2003 BVIII LLC, MPM BioEquities Master Fund, L.P., Alta California Partners, L.P., Alta Embarcadero Partners,

LLC, Alta BioPharma Partners II, L.P., Alta Embarcadero BioPharma Partners II, LLC, Frazier Healthcare IV, L.P., Frazier Affiliates IV, L.P. and HBM BioVentures (Cayman) Ltd. (the "Investors") were entitled to certain rights with respect to registration under the Securities Act of shares of our common stock that they held. These rights were provided under a Second Investor Rights Agreement, dated June 26, 2003. These rights ceased in 2004 when the Investors were able to sell all registrable securities then held by the Investors. In addition to the registration rights described above, pursuant to the Second Investor Rights Agreement, each Investor, so long as it held at least 10% of our outstanding common stock, would have the right to participate in certain securities offerings we do by purchasing its pro rata share of any common or preferred stock or other securities issued by us in the future. Such right of participation will be subject to certain customary exclusions. These participation rights also ceased in 2004 when the Investors no longer held at least 10% of our outstanding common stock.

        We have entered into indemnification agreements with our directors and certain officers for the indemnification and advancement of expenses to these persons to the fullest extent permitted by law. We also intend to enter into those agreements with our future directors and officers.

        We have an employment agreement with Dr. Payan, our Executive Vice President and Chief Scientific Officer, dated as of January 16, 1997, which was amended in March 2003. Pursuant to the terms of the amended agreement, Dr. Payan is entitled to receive an annualized base salary of $185,000 and was issued 83,333 shares of our common stock. As of January 16, 2000, all such shares were fully vested and not subject to a right of repurchase by us. Either Rigel or Dr. Payan may terminate his employment at any time for any reason. If we terminate Dr. Payan's employment without cause, he will receive a severance payment equal to his annual base salary in effect at the date of termination.

        We have an employment agreement with Dr. Grossbard, our Senior Vice President and Medical Director, dated as of March 18, 2002. Pursuant to the terms of the agreement, Dr. Grossbard is entitled to receive an annualized base salary of $275,000 and was issued an option to purchase 27,778 shares of our common stock. In 2003, all of these options were tendered for cancellation and subsequently regranted at an exercise price of $9.20 per share under the repricing plan approved by our stockholders. Either Rigel or Dr. Grossbard may terminate his employment at any time for any reason.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Rigel Pharmaceuticals, Inc. stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Secretary, Rigel Pharmaceuticals, Inc., 1180 Veterans Boulevard, South San Francisco, CA 94080 or contact Secretary, Rigel Pharmaceuticals, Inc. at (650) 624-1100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

James H. Welch Secretary

May 3, 2005

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 is available without charge upon written request to: Investor Relations, Rigel Pharmaceuticals, Inc., 1180 Veterans Boulevard, South San Francisco, CA 94080.

Appendix A

RIGEL PHARMACEUTICALS, INC.

2000 EQUITY INCENTIVE PLAN

ADOPTED JANUARY 27, 2000
APPROVED BY STOCKHOLDERS MARCH 15, 2000
AMENDED DECEMBER 13, 2002
AMENDED AND RESTATED APRIL 24, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE    , 2005
TERMINATION DATE: APRIL 24, 2013

1.     PURPOSES.

        (a)   The Plan is an amendment and restatement of, and is intended to supersede and replace, the Company's 1997 Stock Option Plan.

        (b)   The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

        (c)   The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

        (d)   The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (e)   Any stock awards granted under the Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan (the "Non-Officer Plan") prior to April 24, 2003 shall be governed by the terms of the Non-Officer Plan as in effect immediately prior to April 24, 2003, as set forth in Appendix A to this Plan. The Common Stock that was reserved for issuance under the Non-Officer Plan, including the Common Stock that may be issued pursuant to outstanding stock awards granted under the Non-Officer Plan prior to April 24, 2003, shall be included in the aggregate share reserve for this Plan, as set forth in Section 4(a).

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under

Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (t)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (x)   "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (y)   "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        (z)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award.

        (aa) "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan.

        (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (cc) "Securities Act" means the Securities Act of 1933, as amended.

        (dd) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus, a right to acquire restricted stock, a stock unit award and a stock appreciation right.

        (ee) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)  "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or a Stock Award as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)   Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

           (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e)   Cancellation and Re-Grant of Stock Awards. Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, (ii) cancel and re-grant any outstanding Stock Awards under the Plan, or

(iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Five Million Three Hundred Twenty-Two Thousand Two Hundred Twenty-Two (5,322,222) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve.    If any (i) Stock Award, including any stock awards granted under the Non-Officer Plan prior to April 24, 2003, shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award, including any shares of Common Stock issued pursuant to stock awards under the Non-Officer Plan prior to April 24, 2003, are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option or stock appreciation right, or the issuance of shares under a stock bonus award, restricted stock award or stock unit award, the number of shares that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for subsequent issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)   Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (b)   Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   Section 162(m) Limitation.    Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock during any calendar year.

        (d)   Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)   Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock; (2) according to a deferred payment or other similar arrangement with the Optionholder; (3) by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or (4) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the

Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company's earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

        (e)   Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f)    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (g)   Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (h)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (i)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (j)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (k)   Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (l)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)   Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

           (ii)  Vesting.    Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a change to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)   Restricted Stock Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

           (ii)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         (iii)  Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise provided in the restricted stock purchase agreement.

           (v)  Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

        (c)   Stock Unit Awards.    Each stock unit award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock unit award agreements may change from time to time, and the terms and conditions of separate stock unit award agreements need not be identical, provided, however, that each stock unit award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    At the time of grant of a stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the stock unit award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a stock unit award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

           (ii)  Vesting.    At the time of the grant of a stock unit award, the Board may impose such restrictions or conditions to the vesting of the stock unit award as it, in its sole discretion, deems appropriate.

         (iii)  Payment.    A stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the stock unit award agreement.

          (iv)  Additional Restrictions.    At the time of the grant of a stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

           (v)  Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a stock unit award, as determined by the Board and contained in the stock unit award agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the stock unit award in such manner as determined by the Board. Any additional shares covered by the stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying stock unit award agreement to which they relate.

          (vi)  Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable stock unit award agreement, such portion of the stock unit award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (d)   Stock Appreciation Rights.    Each stock appreciation right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate stock appreciation right agreements need not be identical; provided, however, that each stock appreciation right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Strike Price and Calculation of Appreciation.    Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right, and with respect to which the Participant is exercising the stock appreciation right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the stock appreciation right.

           (ii)  Vesting.    At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such stock appreciation right as it, in its sole discretion, deems appropriate.

         (iii)  Exercise.    To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation right agreement evidencing such stock appreciation right.

          (iv)  Payment.    The appreciation distribution in respect to a stock appreciation right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the stock appreciation right agreement evidencing such stock appreciation right.

           (v)  Termination of Continuous Service.    In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her stock appreciation right (to the extent that the Participant was entitled to exercise such stock appreciation right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the stock appreciation right agreement), or (ii) the expiration of the term of the stock appreciation right as set forth in the stock appreciation right agreement. If, after termination, the Participant does not exercise his or her stock appreciation right within the time specified herein or in the stock appreciation right agreement (as applicable), the stock appreciation right shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)   Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c)   No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d)   Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e)   Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company's earnings for financial accounting purposes).

        (g)   Performance Stock Awards.    A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this Section 10(g) shall not exceed the value of one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c) and 10(g), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event, and shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service. Notwithstanding the foregoing, Options granted under the 1997 Stock Option Plan shall be subject to Section 11(c) below in the event of a dissolution or liquidation of the Company.

        (c)   Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)   Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)   Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)   No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)   Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

Appendix A

RIGEL PHARMACEUTICALS, INC.

2001 NON-OFFICER EQUITY INCENTIVE PLAN

ADOPTED JULY 19, 2001
AMENDED DECEMBER 13, 2002
STOCKHOLDER APPROVAL NOT REQUIRED

1.     PURPOSES.

        (a)   Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees (other than Officers) and Consultants of the Company and its Affiliates.

        (b)   Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) stock bonus awards and (iii) rights to acquire restricted stock.

        (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Director" means a member of the Board of Directors of the Company.

        (j)    "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of such person's position with the Company or with an Affiliate because of the sickness or injury of such person.

        (k)   "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day before the date of grant (the "determination date", or if the determination date is not a market trading day, then the last market trading day prior to the determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (n)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated under the federal securities laws ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (o)   "Nonstatutory Stock Option" means an Option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Officer" means a person who possesses the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. For purposes of the Plan, a person employed by the Company in the position of "Vice President" or higher shall be classified as an "Officer" unless the Board or Committee expressly finds that such person does not possess the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc.

        (q)   "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (r)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (s)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (t)    "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (u)   "Plan" means this Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan.

        (v)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (w)  "Securities Act" means the Securities Act of 1933, as amended.

        (x)   "Stock Award" means any right granted under the Plan, including an Option, a restricted stock purchase award and a stock bonus award.

        (y)   "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted, including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan covering the same or a different number of shares of Common Stock, (B) a stock bonus, (C) the right to acquire restricted stock, and/or (D) cash, or (3) any other action that is treated as a repricing under generally accepted accounting principles.

          (iv)  To amend the Plan or a Stock Award as provided in Section 12.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)   Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

           (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million five hundred thousand (3,500,000) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve.    If any Nonstatutory Stock Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Nonstatutory Stock Option shall revert to and again become available for issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)   Eligibility for Specific Stock Awards.    Stock Awards may be granted to Employees, who are not Officers, and Consultants; provided, however, that Officers who are not previously employed by the Company may be granted Stock Awards as an inducement essential to such individuals entering into employment contracts with the Company.

        (b)   Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities

  Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    The term of an Option shall not exceed 10 years, either at the time of grant of the Option or as the Option may be amended thereafter.

        (b)   Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

        (c)   Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or at any time prior to the time of exercise in the case of a Nonstatutory Stock Option (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

        (d)   Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Vesting Generally.    Each Option shall be evidenced by an Option Agreement executed by the Company and the Optionholder. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable as set-forth in the Option Agreement. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (f)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates for any reason other than upon the Optionholder's death or Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company) but only within such period of time ending on the earlier of (i) the three (3) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)   Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or similar requirements of applicable law of another jurisdiction to which the Option is subject, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or similar requirements.

        (h)   Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company), but only within such period of time ending on the earlier of (i) the twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (i)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death or as otherwise permitted by the Company) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) moths following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (j)    Early Exercise.    The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)   Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A stock bonus award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

           (ii)  Vesting.    Shares of Common Stock awarded under the stock bonus agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall automatically reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)   Restricted Stock Purchase Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

           (ii)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         (iii)  Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

           (v)  Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to grant Stock Awards in compliance with applicable law or to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (b)   No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)   Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (d)   Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type, class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and the outstanding Stock Awards will be appropriately adjusted in the type, class(es) and number of securities and price per share of securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

        (c)   Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, exchange, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Corporate Transaction"), then any surviving corporation or acquiring corporation shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any Nasdaq or securities exchange listing requirements. The Board may in its sole discretion submit such amendment to the Plan for stockholder approval.

        (b)   No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (c)   Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective immediately upon its adoption by the Board.

15.   CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

Appendix B

RIGEL PHARMACEUTICALS, INC.

2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

ADOPTED AUGUST 18, 2000
APPROVED BY STOCKHOLDERS SEPTEMBER 11, 2000
EFFECTIVE DATE: DECEMBER 4, 2000
AMENDED AND RESTATED APRIL 24, 2003
AMENDED AND RESTATED JUNE 20, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE    , 2005

1.     PURPOSES.

        (a)   Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)   Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the criteria specified in subsection 6(b) of the Plan.

        (c)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Common Stock" means the common stock of the Company.

        (g)   "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (h)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (i)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the criteria specified in subsection 6(a) of the Plan.

        (p)   "IPO Date" means the effective date of the initial public offering of the Common Stock.

        (q)   "Non-Employee Director" means a Director who is not an Employee.

        (r)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (t)    "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (u)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (v)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (w)  "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors' Stock Option Plan.

        (x)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (y)   "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine the provisions of each Option to the extent not specified in the Plan.

           (ii)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (d)   Cancellation and Re-Grant of Options.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Option under the Plan, (ii) cancel and re-grant any outstanding Option under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate three hundred twenty-five thousand (325,000) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because the Option is exercised through a reduction of shares subject to the Option (i.e., "net exercised"), the number of shares that are not delivered to the Optionholder shall not remain available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, the number of shares that are not delivered to the Optionholder shall not remain available for subsequent issuance under the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors.

6.     NON-DISCRETIONARY GRANTS.

        (a)   Initial Grants.    Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director after the IPO Date automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein.

        (b)   Annual Grants.    Without any further action of the Board, a Non-Employee Director shall be granted an Annual Grant as follows: On the day following each Annual Meeting commencing with the Annual Meeting in 2001, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to the Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Exercise Price.    The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:

            (i)  By cash or check.

           (ii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that the Optionholder has held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) or that the Optionholder did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes shall include delivery to the Company of the Optionholder's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

         (iii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (iv)  By a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Optionholder as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

        (d)   Transferability.    An Option is transferable by will or by the laws of descent and distribution. An Option also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor) and (ii) by gift, in a form accepted by the Company, to a member of the "immediate family" of the Optionholder as that term is defined in 17 C.F.R. 240.16a-1(e). An Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder and a permitted transferee as provided herein. However, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Exercise Schedule.    The Option shall be exercisable as the shares of Common Stock subject to the Option vest.

        (f)    Vesting Schedule.    Each Option shall vest in accordance with the schedule set forth below that results in a shorter period of full vesting:

            (i)  1/36th of the shares of Common Stock subject to the Option shall vest each month after the date of grant over a period of three (3) years; or

           (ii)  the Option shall vest in equal monthly installments after the date of grant over a period commencing on the date that the Optionholder is appointed for the first time to be a Non-Employee Director by the Board and ending on the date of the Annual Meeting at which the Optionholder is first scheduled to be considered for election to be a Non-Employee Director by the stockholders of the Company.

        (g)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)   Extension of Termination Date.    If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)   No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)   Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)   Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

        (c)   Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event no surviving corporation or acquiring corporation assumes such Options or substitutes similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options (and the time during which such Options may be exercised) shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

12.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)   Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)   No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)   Amendment of Options.    The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

RIGEL PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 2, 2005
10:00 a.m.
Rigel Pharmaceuticals, Inc.
1180 Veterans Boulevard
South San Francisco, CA 94080

Rigel Pharmaceuticals, Inc. 1180 Veterans Boulevard South San Francisco, CA 94080	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 2, 2005.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint James M. Gower and James H. Welch, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY #

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 *** QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on June 1, 2005.
  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/rigl/ — QUICK *** E ASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on June 1, 2005.
  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Rigel Pharmaceuticals, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.
1. Election of directors:	01 Walter H. Moos 02 Hollings C. Renton	03 Stephen A. Sherwin	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Please fold here

2.	To approve the Company's 2000 equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,275,000 shares, to eliminate the Board's ability to reprice options without stockholder approval, to clarify that the plan allows for the granting of restricted stock units, stock appreciation rights and performance grants, to clarify that the plan allows for options to be "net exercised," to increase the minimum exercise price of Nonstatutory Stock Options to 100% of the fair market value of common stock on the date of grant, and to eliminate the "evergreen" provision, which provides for an annual increase on each December 2nd until December 2, 2009 equal to the lesser of (a) 2% of the shares of our common stock outstanding on December 2nd of the applicable year, (b) 444,444 shares of our common stock and (c) such number of shares as determined by our Board prior to December 2nd of the applicable year.	☐	For	☐	Against	☐	Abstain

3.	To approve the Company's 2000 Non-Employee Directors' Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 225,000 shares, to increase the number of shares of common stock subject to the annual option grant to each non-employee director under the plan to 10,000 shares from 1,667 shares and to increase the number of shares of common stock subject to the initial option grant to each new non-employee director under the plan to 20,000 shares from 6,667 shares, to eliminate the Board's ability to reprice options without stockholder approval, to clarify that the plan allows for options to be "net exercised," to provide that shares not issued pursuant to a "net exercise" will not be available for future issuances and to amend the vesting schedule.	☐	For	☐	Against	☐	Abstain

4.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst and Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2005.	☐	For	☐	Against	☐	Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box Indicate changes below:	☐	Dated:

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED
Equity Compensation Plan Information
PROPOSAL 3 APPROVAL OF 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MANAGEMENT EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Summary Compensation Table
Option Grants in Fiscal Year Ended December 31, 2004
Ten-Year Option Repricings
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Appendix A
2000 EQUITY INCENTIVE PLAN
  Appendix A
2001 NON-OFFICER EQUITY INCENTIVE PLAN
  Appendix B
2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN